UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2004

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800, Minneapolis, Minnesota	55431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-1874

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5. OTHER CURRENT EVENTS.

(c) EXHIBITS.

Exhibit Number	Description
99.1	Press Release dated February 2, 2004

99.2	Press Release dated February 2, 2004

On February 2, 2004, Apogee Enterprises, Inc. issued the press releases filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, which press releases are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Russell Huffer
Russell Huffer Chairman, President and Chief Executive Officer

Dated: February 2, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 2, 2004, of Apogee Enterprises, Inc.

99.2	Press Release dated February 2, 2004, of Apogee Enterprises, Inc.

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